UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2020

MERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1 Par Value	MTOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 16, 2020, Meritor, Inc. (the “Company”) appointed Chris Villavarayan, age 49, as the Company’s Executive Vice President and Chief Operating Officer. Mr. Villavarayan previously served as the Company’s Senior Vice President and President, Global Truck since January 2018. Mr. Villavarayan has held various positions within the Company since June 2000, including: Senior Vice President and President, Americas from February 2014 until January 2018; Vice President of Global Manufacturing and Supply Chain Management from June 2012 until February 2014; Managing Director of Meritor India and CEO of Meritor HVS (India) Limited and Automotive Axles Ltd. from December 2009 until June 2012; General Manager of European Operations and Worldwide Manufacturing Planning and Strategy from June 2007 until December 2009; Director of Manufacturing Performance Plus from November 2006 until June 2007; Regional Manager of Continuous Improvement from July 2005 until November 2006; Industrialization Project Manager from September 2001 until July 2005; and Site Manager of Meritor St. Thomas, Ontario facility from June 2000 until September 2001.

The Company’s press release announcing Mr. Villavarayan’s appointment is attached hereto as Exhibit 99-a and is incorporated herein by reference.

There are no relationships or arrangements regarding Mr. Villavarayan that are required to be disclosed pursuant to Item 401(b), 401(d) or 404(a) of Regulation S-K.

In consideration of his increased responsibilities, effective January 16, 2020, Mr. Villavarayan’s annual base salary increased to $665,000 and his target bonus award for fiscal year 2020 under the Company’s Incentive Compensation Plan increased to 90% of his annual base salary. In addition, Mr. Villavarayan’s long-term incentive target for the three-year performance period of fiscal 2020 to 2022 established pursuant to the Company’s 2020 Long-Term Incentive Plan will be $1,465,000.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99-a	Press Release dated January 16, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITOR, INC.
(Registrant)

Date: January 16, 2020	By:	/s/ Scott M. Confer
Scott M. Confer
Interim Chief Legal Officer and Corporate
Secretary